November 12, 2013

First Western Short Duration Bond Fund
 (a series of The First Western Funds Trust)

Supplement to the Prospectus and Statement of Additional Information
Both Dated April 2, 2013

On November 8, 2013, Greg Haendel, CFA, announced his resignation as Managing Director and Portfolio Manager of First Western Capital Management Company (the “Adviser”), the investment adviser to the First Western Short Duration Bond Fund (the “Fund”).  As a result, Mr. Haendel will no longer serve as lead manager to the Fund.  Accordingly, the disclosure regarding Mr. Haendel, included in the section Management of the Fund – Portfolio Managers on pages 8 and 23 of the Prospectus, should be removed in its entirety.  In addition, the disclosure regarding Mr. Haendel, included in the section The Investment Adviser on pages 22 and 23 of the Statement of Additional Information (“SAI”), should be removed in its entirety.

Mr. Barry P. Julien, CFA, a Managing Director and Portfolio Manager at the Adviser and portfolio manager to the Fund since its inception, has assumed sole responsibility for the day-to-day management of the Fund.  Detailed information regarding Mr. Julien’s background and relevant investment experience is included in the Prospectus and SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE